                                                                    Exhibit 10.1

                               EMULEX CORPORATION
                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                         DIRECTOR STOCK OPTION AGREEMENT

            This Director Stock Option Agreement is made and entered into by and between Emulex Corporation, a Delaware corporation ("Company"), and the non-employee Director identified in the "Emulex Corporation Notice of Grant of Stock Option" ("Grant Notice") which is attached hereto ("Optionee"), as of the "Grant Date" set forth in the Grant Notice, with respect to the following facts:

            A. The Company has adopted and the shareholders of the Company have approved the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the "Plan"), pursuant to which the Company is authorized to grant stock options to non-employee directors of the Company or any of its subsidiaries.

            B. Optionee has received and reviewed a copy of the Plan.

            C. Optionee is an "Eligible Director" within the meaning of the Plan.

            D. This Agreement is comprised of this Director Stock Option Agreement, the attached Grant Notice, and the attached Grant Summary, each of which is incorporated herein by reference.

            NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

            1. Grant of Option. Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee a non-qualified stock option ("Option") to purchase from the Company, at the "Option Price Per Share" set forth in the Grant Notice, the "Total Number of Shares" of the Company's authorized and unissued or reacquired shares of common stock set forth in the Grant Notice.

            2. Non-Qualified Stock Option. The Option granted to Optionee pursuant to this Agreement is a "non-qualified stock option" within the meaning of the Plan.

            3. Administration. The Plan provides that the Plan Administrator shall be the Board of Directors of the Company ("Board") or, in the Board's sole discretion, a committee ("Committee") consisting of not less than two (2) individuals, all of whom shall be members of the Board. Subject to the provisions of the Plan, the Plan Administrator shall have the authority to construe and interpret the Plan and this Agreement, to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan and this Agreement, and to make all of the determinations necessary or advisable for administration of the Plan and this Agreement; provided, however, that the Plan Administrator shall have no discretion with respect to the selection of directors to receive Options under the Plan, the number of shares of stock subject to any such Options, or the

Option Price per Share. The interpretation and construction by the Plan Administrator of any provision of the Plan or of this Agreement shall be final and binding upon all parties. No member of the Board or Committee comprising the Plan Administrator shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or this Agreement.

            4. Term of Option. Unless earlier exercised pursuant to Section 5 of this Agreement, the Option shall terminate on, and shall not be exercisable after, the expiration of the earliest of (a) ten (10) years after the "Grant Date" set forth in the Grant Notice or (b) one year following the date the Optionee ceases to be a director of the Company for any reason.

            5. Exercise.

                  5.1 Exercisability. Subject to the terms and conditions of this Agreement, the Option shall become exercisable according to the number of shares set forth on the "Exercise Schedule" in the Grant Summary attached hereto and incorporated herein by reference. In the event the Exercise Schedule does not specify the dates the Option becomes exercisable, each of the options described in subparagraph 5(a) or 5(b) of the Plan (a 30,000 share initial option grant) shall become exercisable in installments as follows: one-third (1/3) of the shares covered by the option (10,000 shares) on each of the first three anniversaries of the date of grant, until all the shares have become purchasable, provided that options shall become exercisable only during periods that the optionee is a director of the Company. Each of the options described in subparagraph 5(c) of the Plan (a 10,000 share additional option grant) shall become exercisable in installments as follows: one-half (1/2) of the shares covered by the option (5,000 shares) on the date six (6) months after the date of grant, one-fourth (1/4) of the shares covered by the option (2,500 shares) on the date nine (9) months after the date of grant, and one-fourth (1/4) of the shares covered by the option (2,500 shares) on the first anniversary of the date of grant, until all the shares have become purchasable; provided that options shall become exercisable only during periods that the optionee is a director of the Company. Anything set forth in this Option to the contrary notwithstanding, the Option may not be exercised after the time Optionee ceases to be a director of the Company and its subsidiaries (irrespective of the cause) except to the extent it would have been exercisable by Optionee at such time.

                  5.2 Notice of Exercise. Optionee shall exercise the Option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price as provided in Subsection 5.3 of this Agreement. The written notice shall set forth the whole number of shares with respect to which the Option is being exercised.

                  5.3 Payment of Purchase Price. The purchase price for any shares of common stock of the Company with respect to which Optionee exercises this Option shall be paid in full at the time Optionee delivers to the Company the written notice of election to exercise. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                        (a) Payment of the exercise price per share in cash at the time of exercise; or

                        (b) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of already owned shares of Common Stock of the Company owned by the optionee for at least six (6) months and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at fair market value on the date of exercise; or

                        (c) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in The Wall Street Journal, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cashless exercise"). Payment in full of the exercise price per share need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price per share for the shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the option.

                        (d) Payment by a combination of the methods of payment specified in Sections 5.3(a), (b) or (c) above.

In addition to the purchase price, the optionee shall pay the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of an Option.

            6. Issuance of Shares. Promptly after the Company's receipt of the written notice of election to exercise provided for in Subsection 5.2 hereof and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be registered in the name of Optionee. If any law or regulation of the Securities and Exchange Commission or of any other federal or state governmental body having jurisdiction shall require the Company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date of the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

            7. Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Option.

            8. Rights as Shareholder or Director. Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by the Option until the date of the issuance of a share certificate for such shares. Except as provided in Section 9 hereof, no adjustment shall be made for any dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued. Nothing in the Plan or in this Agreement shall confer, or be deemed to confer, upon Optionee any right to continue as a director of the Company or its subsidiaries or interfere in any way with the right of the shareholders of the Company or its subsidiaries to terminate Optionee's status as a director at any time, with or without cause.

            9. Recapitalization or Reorganization of Company. If any change is made in the stock subject to the Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the outstanding Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the outstanding Options.

                  9.1 In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be cancelled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided by
Section 5.1 hereof.

                  9.2 In the event of a Change in Control of the Company, as defined below, any unexercised option theretofore granted under the Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such Change in Control in addition to the shares, if any, as to which the option is already exercisable. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive. A "Change in Control" shall be deemed to have occurred if:

                        (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially one-third (1/3) or more of the common stock of the Company outstanding; or

                        (b) if following:

                              (i) a tender or exchange offer for voting
securities of the Company (other than any such offer made by the Company), or

                              (ii) a proxy contest for election of directors of
the Company,
the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

            10. No Transfer of Option. Optionee may not transfer all or any part of the Option except by will or the laws of descent and distribution, and the Option shall not be exercisable during the lifetime of Optionee by any person other than Optionee. In the event of the death of Optionee while he or she is a director of the Company or any of its subsidiaries or within not more than one year after the date on which he or she ceased to be a director, the Option or unexercised portion thereof, to the extent (and only to the extent) exercisable by Optionee on the date of his or her death, may be exercised by Optionee's personal representatives, heirs, or legatees subject to the provisions of
Section 4 hereof.

            11. General Provisions.

                  11.1 Entire Agreement. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.

                  11.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                  11.3 Notices. Any notice given pursuant to this Agreement may be served personally on the party to be notified or may be mailed, with postage thereon fully prepaid, by certified or registered mail, with return receipt requested, addressed to the Company at its principal office, to Optionee at Optionee's residence address according to the records of the Company, or at such other address as either party may designate in writing from time to time. Any notice given as provided in the preceding sentence shall be deemed delivered when given, if personally served, or ten (10) business days after mailing, if mailed.

                  11.4 Further Acts. Each party to this Agreement agrees to perform such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

                  11.5 Severability. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

6/14/01

                               EMULEX CORPORATION
                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                         NOTICE OF GRANT OF STOCK OPTION
                             (DIRECTOR STOCK OPTION)

Name: __________________________

Grant of Option

You have been granted an option to buy shares of common stock of Emulex Corporation as follows:

            Non-Qualified Stock Option Grant No.:       ______________
            Grant Date:                                 ______________
            Option Price per Share:                     ______________
            Total Number of Shares:                     ______________
            Termination Date:                           ______________

Exercise Schedule

The option shall become exercisable with respect to the number of shares of the aforementioned Total Number of Shares as set forth on the "Exercise Schedule" in the Grant Summary attached hereto and incorporated herein by this reference.

Agreement

By your signature and Emulex Corporation's signature below, you and Emulex Corporation agree that this option is granted under and governed by the terms of the 1997 Stock Option Plan for Non-Employee Directors and the Director Stock Option Agreement which is attached hereto and incorporated herein by this reference. PLEASE READ SUCH AGREEMENT.

"COMPANY"                                "OPTIONEE"
EMULEX CORPORATION
                                         Name:     _____________________________
                                         Address:  _____________________________
By: __________________________                     _____________________________
                President

By: __________________________           Signature:_____________________________
                Secretary

                               EMULEX CORPORATION
                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                  GRANT SUMMARY
                             (DIRECTOR STOCK OPTION)

Name: __________________________

Grant Number:     ________________          Grant Type: NQSO

Grant Date:       ________________          Exp. Date:    ______________

Total Shares:     ________________          Option Price: ______________

                                EXERCISE SCHEDULE

Number of Shares                          Exercise Date